EXHIBIT 4.2


                             CERTIFICATE OF TRUST

                                      OF

                           FIRST HAWAIIAN CAPITAL I


          THIS Certificate of Trust of First Hawaiian Capital I (the "Trust"), dated as of June 23, 1997, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del C. Section 3801, et seq.).

          1. Name. The name of the business trust formed hereby is First Hawaiian Capital I.

          2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are First Chicago Delaware Inc., 300 King Street, Wilmington, Delaware 19801.

          3. Effective Date. This Certificate of Trust shall be effective upon filing.

          IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written.

                                           FIRST CHICAGO DELAWARE INC.,
                                           not in its individual capacity but
                                           solely as trustee of the Trust



                                           By   /s/ Richard D. Manella
                                             -------------------------------
                                             Name:  Richard D. Manella
                                             Title:  Vice President


                                           THE FIRST NATIONAL BANK OF
                                             CHICAGO,
                                           not in its individual capacity but
                                           solely as trustee of the Trust



                                           By   /s/ Richard D. Manella
                                             -------------------------------
                                             Name:  Richard D. Manella
                                             Title:  Vice President